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                                                                    EXHIBIT 10.8


                         PROVINCE OF BRITISH COLUMBIA

                              FOREST LICENCE

                                                                          A18969

THIS LICENCE, dated December 1, 1993


BETWEEN:

         THE REGIONAL MANAGER, on behalf of
         HER MAJESTY THE QUEEN IN RIGHT OF
         THE PROVINCE OF BRITISH COLUMBIA
         518 Lake Street
         Nelson, British Columbia
         V1L 4C6

         (the "Licensor")


AND:

         Pope & Talbot Ltd.
         Box 39
         Grand Forks, British Columbia
         V0H 1H0

         (the "Licensee")


         WHEREAS under section 13 of the Forest Act, this Licence replaces Forest Licence No. A18969 dated December 1, 1988, the parties agree as follows:
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1.00     GRANT OF RIGHTS AND TERM

         1.01 Subject to this Licence and the Forest Act, the Licensee has the right to harvest an allowable annual cut of 434 549 m3 of Crown timber each year during the term of this Licence from areas of Crown land, within the Boundary Timber Supply Area, which are specified in cutting permits and road permits.

         1.02 The term of this Licence is fifteen (15) years, beginning December 1, 1993.

2.00     REVISIONS TO ALLOWABLE ANNUAL CUT

         2.01 The allowable annual cut is deemed to be increased or reduced, as the case may be, according to increases and reductions made to it under the Forest Act.

3.00     MANAGEMENT PLANS

         3.01 A management plan or management and working plan approved under the forest licence replaced by this Licence and still in effect on the date immediately preceding the date on which that forest licence expires is deemed to be the management plan in effect under this Licence
                  (a) for the 12-month period beginning on the date specified in paragraph 1.02, or
                  (b)      until December 31, 1994,

                  whichever is later.

         3.02 If there is no approved management plan or management and working plan in effect under the forest licence replaced by this Licence on the date immediately preceding the date on which that forest licence expires, then the Licensee, not later than six (6) months after the date specified in paragraph 1.02, will submit for the Licensor's approval a proposed management plan for the planning area.

         3.03 The Licensee, not less than six (6) months prior to the expiration of the management plan then in effect, will submit for the Licensor's approval a proposed management plan to replace the management plan then in effect.

         3.04 The Licensor, in a notice given to the Licensee, may require that a management plan be amended if

                  (a) timber in the Timber Supply Area is damaged by fire, flood, wind, insects, disease or other causes,

                  (b) the Licensor determines that operations conducted in accordance with the management plan are causing or could cause serious damage to the natural environment, including soils, fisheries, wildlife, water, range, and recreation resources,
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                  (c)      a land and resource management plan is approved,
                           amended or replaced,
                  (d) a local resource use plan is approved, amended or replaced, or
                  (e) the Chief Forester determines a new allowable annual cut for the Timber Supply Area.
                  and the Licensor considers that the management plan is thereby rendered inadequate.

         3.05     A notice referred to in paragraph 3.04 must specify
                  (a) why the Licensor considers the management plan has been rendered inadequate,
                  (b) the extent to which the management plan is inadequate, and
                  (c)      the changes required by the Licensor.

         3.06     Where the Licensor gives a notice referred to in paragraph
                  3.04 to the Licensee, the Licensee will, within three (3) months after the date on which the notice is given, submit for the Licensor's approval a proposed amendment to the management plan, which incorporates the changes referred to in subparagraph 3.05(c), to have effect during the unexpired term of the management plan.

         3.07 If the Licensee fails to comply with the requirements of paragraph 3.06, the management plan then in effect will expire three (3) months after the date on which the notice referred to in paragraph 3.04 is given to the Licensee, in which case the Licensee will submit for the Licensor's approval a proposed management plan to replace the management plan which expires under this paragraph.

         3.08 A proposed management plan submitted by the Licensee under paragraph 3.02, 3.03, or 3.07 must be signed and sealed by a professional forester and signed by the Licensee or the Licensee's authorized signatory, and must

                  (a) be prepared according to the guidelines set or approved by the Ministry of Forests, which are in effect four (4) months prior to the date on which the proposed management plan is required to be submitted,
                  (b) be consistent with this Licence, and any land and resource management plan and local resource use plan in effect at the time the proposed management plan is submitted,
                  (c)      incorporate the commitments which
                           (i)      were made by the Licensee
                                    (A)      in the application on which the
                                             award of the forest licence
                                             replaced by this Licence or any
                                             predecessor to that forest licence
                                             was based,


                                       3.
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                                    (B)      in accepting the offer of the
                                             forest licence replaced by this
                                             Licence or any predecessor to that
                                             forest licence, or
                                    (C)      as a result of a request for the
                                             Minister's consent for the purposes
                                             of Section 50 of the Forest Act,
                                             and
                           (ii) remain in effect at the time the proposed management plan is submitted, unless the Minister exempts the Licensee in whole or in part from the requirements of this subparagraph,
                  (d) based on the best information readily available to the Licensee, describe the timber and non-timber resources within the planning area,
                  (e) specify measures to be taken, specifications to be followed, and standards to be met by the Licensee in the planning area to provide for
                           (i)      integrated resource management,
                           (ii) forest fire prevention and suppression, prescribed fire, and fuel management,
                           (iii)    disease and pest management,
                           (iv) road planning, reconnaissance, survey, design and construction, road maintenance and road deactivation,
                           (v) harvesting methods and utilization standards appropriate to the types of timber and terrain within the planning area,
                           (vi) basic silviculture and, if applicable, incremental silviculture, and
                           (vii) any other forest management assumptions or constraints inherent in a land and resource management plan or local resource use plan in effect at the time the proposed management plan is submitted, which meet or, if the Licensee chooses, exceed the applicable measures, standards or specifications which have been set or approved by the Ministry of Forests or are contained in a land and resource management plan or local resource use plan in effect at the time the proposed management plan is submitted,

                  (f)      specify measures to be taken by the Licensee to
                           (i) gather information regarding, and where the Licensor requires, consult with
                                    (A)      other licensees, and
                                    (B)      trappers, guide outfitters, range
                                             tenure holders, and other licensed
                                             resource users,
                                    who may be operating in the planning area, and
                           (ii)     coordinate the Licensee's operations with
                                    (A)      the small business forest
                                             enterprise program,
                                    (B)      other licensees, and
                                    (C)      trappers, guide outfitters, range
                                             tenure holders, and other licensed
                                             resource users


                                       4.
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                                    operating in the planning area,
                  (g) specify measures to be taken by the Licensee to consult with aboriginal people regarding sustenance activities they may be carrying out in the planning area,
                  (h) have been referred to resource agencies in accordance with Part 5,
                  (i) have been made available for public viewing in accordance with Part 5, and
                  (j)      include a summary of
                           (i) all input received under Part 5 from resource agencies and the public not later than two (2) weeks prior to submission of the proposed management plan to the Licensor, and
                           (ii) any modifications made to the proposed management plan, prior to its submission to the Licensor, in response to this input.

         3.09 Subject to paragraph 3.10, the Licensor will approve a proposed management plan submitted under paragraph 3.02, 3.03, or 3.07, subject to such conditions as the Licensor considers necessary or appropriate, if
                  (a) the Licensor is satisfied that the proposed management plan meets the requirements of paragraph 3.08,
                  (b) the proposed management plan specifies measures referred to in subparagraphs 3.08 (f) and (g) which are satisfactory to the Licensor, and
                  (c) the modifications, if any, made to address the input referred to in subparagraph 3.08 (j) are satisfactory to the Licensor.

         3.10 Before approving a proposed management plan under paragraph 3.09, the Licensor may consult
                  (a)      resource agencies,
                  (b) aboriginal people who may be carrying out sustenance activities in the planning area,
                  (c) trappers, guide outfitters, range tenure holders, and other licensed resource users who may be operating in the planning area,
                  (d) other licensees who may be operating in the planning area,
                  (e) any local government which may be interested in, or affected by, operations under this Licence, and
                  (f) any member of the public who provided input regarding the proposed management plan, and may consider any input received as a result of consultation under this paragraph in approving a proposed management plan.

         3.11 Where the Licensor does not approve a proposed management plan,
                  (a) the Licensor will specify in a notice given to the Licensee why the Licensor has not approved the management plan, and
                  (b) the Licensee will submit a new or revised proposed management plan, as required by the Licensor.


                                       5.
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         3.12     A management plan is deemed to be part of this Licence.

         3.13 Subject to paragraphs 3.01, 3.07, 3.14, and 3.15, a management plan expires five years after the date on which it takes effect.

         3.14 If the Licensor does not give the notice referred to in subparagraph 3.11(a) to the Licensee within three (3) months of the date on which the proposed management plan was submitted, the term of the management plan then in effect is deemed to be extended to a date six (6) months after the date on which the notice referred to in subparagraph 3.11(a) is given to the Licensee.

         3.15 At the request of the Licensee, the Licensor may extend the term of a management plan.

4.00     DEVELOPMENT PLANS

         4.01 A five-year development plan approved under the forest licence replaced by this Licence and still in effect on the date immediately preceding the date on which that forest licence expires is deemed to be the development plan in effect under this Licence until
                  (a) one year after the date on which the five-year development plan took effect under the forest licence replaced by this Licence, or
                  (b)      June 1, 1994,

                  whichever is later.

         4.02 If there was no approved five-year development plan in effect under the forest licence replaced by this Licence on the date immediately preceding the date on which that forest licence expires, then the Licensee, not later than 6 months after the date specified in paragraph 1.02, will submit for the District Manager's approval a proposed development plan for the planning area for a period of
                  (a)      five years, or
                  (b)      more than five years, if the Licensee so chooses,

                  beginning on the date specified in paragraph 1.02.

         4.03 The Licensee, not less than three (3) months prior to the expiration of the development plan then in effect, will submit for the District Manager's approval a proposed development plan for the planning area for a succeeding period of
                  (a)      five (5) years, or
                  (b)      more than five (5) years, if the Licensee so chooses.

         4.04 If the Licensor gives a notice referred to in paragraph 3.04 to the Licensee, the Licensor may at the same time give a notice to the Licensee requiring


                                       6.
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                  the Licensee to amend the development plan to ensure
                  consistency with the changes referred to in subparagraph
                  3.05(c)

         4.05     Where the Licensor gives a notice referred to in paragraph
                  4.04 to the Licensee, the Licensee will, within three (3) months after the date on which the notice is given, submit for the District Manager's approval a proposed amendment to the development plan to have effect during the unexpired term of the development plan.

         4.06 If the Licensee fails to comply with the requirements of paragraph 4.05, the development plan then in effect will expire three (3) months after the date on which the notice referred to in paragraph 4.04 is given to the Licensee, in which case the Licensee will submit for the District Manager's approval a proposed development plan to replace the development plan which expires under this paragraph.

         4.07 A proposed development plan submitted under paragraph 4.02, 4.03, or 4.06 must be signed and sealed by a professional forester and signed by the Licensee or the Licensee's authorized signatory, and must
                  (a) be prepared according to the guidelines set or approved by the Ministry of Forests, which are in effect four (4) months prior to the date on which the proposed development plan is required to be submitted,
                  (b) be consistent with this Licence and the management plan in effect at the time the proposed development plan is submitted,
                  (c) set out a proposed harvesting sequence of cut blocks over a period of not less than five (5) years, categorizing these cut blocks as follows:
                           (i)      cut blocks covered by existing cutting
                                    permits,
                           (ii) cut blocks covered by outstanding cutting permit applications submitted to the District Manager,
                           (iii) cut blocks for which the Licensee intends to submit cutting permit applications during the term of the proposed development plan, and
                           (iv) cut blocks for which the Licensee does not intend to submit cutting permit applications during the term of the proposed development plan,
                  (d) include the following information regarding the cut blocks referred to in subparagraph (c):
                           (i) season of operation, logging system and reforestation method, and
                           (ii)     the status of adjacent logged areas,
                  (e) include one or more detailed maps of the following information:
                           (i) based on the best information readily available to the Licensee,
                                    (A)     the forest cover,


                                       7.
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                                    (B)      recreation areas, community
                                             watersheds, fish spawning, fish
                                             rearing and fish migration areas,
                                             critical wildlife habitats, and any
                                             other areas subject to integrated
                                             resource management constraints,
                                             and
                                    (C)      private properties, foreshore
                                             leases, and public utilities within
                                             the planning area,
                           (ii) based on information gathered by the Licensee for the area covered by the proposed development plan,
                                    (A)      operability and contour lines,
                                    (B)      sensitive soils, unstable slopes,
                                             and areas subject to visual quality
                                             constraints,
                                    (C)      boundaries of
                                             (I)      cut blocks referred to in
                                                      subparagraph (c), and
                                             (II)     existing cutting permits,
                                    (D)      existing roads including, where
                                             applicable, linkage to the public
                                             road system, timber processing
                                             facilities and log dumps,
                                    (E)      proposed roads, including bridges
                                             and major culverts,
                                    (F)      roads under construction,
                                    (G)      roads which have been deactivated
                                             to a temporary or semi-permanent
                                             level,
                                    (H)      fire breaks and fuel management
                                             problem areas, and
                                    (I)      log handling and storage areas,
                                             including existing or proposed log
                                             dump sites,
                           (iii) based on consultation carried out in accordance with the measures specified in the management plan, the location of areas where aboriginal people have indicated they may be carrying out sustenance activities,
                           (iv)     based on information gathered, or
                                    consultation carried out, in accordance with the measures specified in the management plan, the location of areas where
                                    (A)      other licensees, and
                                    (B)      trappers, guide outfitters, range
                                             tenure holders, and other licensed
                                             resource users
                                    may be operating in the planning area, and
                           (v) any other information required under the guidelines referred to in subparagraph (a),
                  (f) include a Road Maintenance Plan complying with the requirements of paragraph 10.04 and a Road Deactivation Plan complying with the requirements of paragraph 10.05,
                  (g) have been referred to resource agencies in accordance with Part 5,
                  (h) have been made available for public viewing in accordance with Part 5, and
                  (i)      include a summary of
                           (i) all input received under Part 5 from resource agencies and the public not later than two (2) weeks prior to the date the


                                       8.
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                                    development plan is required to be submitted
                                    to the District Manager, and
                           (ii) any modifications made to the proposed development plan, prior to its submission to the District Manager, in response to this input.

         4.08 Subject to paragraphs 4.09 and 4.10, the District Manager will approve a proposed development plan submitted under paragraph 4.02, 4.03, or 4.06, subject to such conditions as the District Manager considers necessary or appropriate, if

                  (a) the District Manager is satisfied that the proposed development plan meets the requirements of paragraph 4.07,
                  (b) the proposed harvesting sequence is satisfactory to the District Manager,
                  (c) the District Manager is prepared to accept cutting permit applications for the cut blocks referred to in clause 4.07(c)(iii), and
                  (d) the modifications, if any, made to address the input referred to in subparagraph 4.07 (i) are satisfactory to the District Manager.

         4.09 The District Manager will not approve a proposed development plan unless there is a management plan in effect.

         4.10 Before approving a proposed development plan under paragraph 4.08, the District Manager may consult
                  (a)      resource agencies,
                  (b) aboriginal people who may be carrying out sustenance activities in the planning area,
                  (c) trappers, guide outfitters, range tenure holders, and other licensed resource users who may be operating in the planning area,
                  (d) other licensees who may be operating in the planning area,
                  (e) any local government which may be interested in, or affected by, operations under this Licence, and
                  (f) any member of the public who provided input regarding the proposed development plan, and may consider any input received as a result of consultation under this paragraph in approving a proposed development plan.

         4.11 Where the District Manager does not approve a proposed development plan,
                  (a) the District Manager will specify in a notice given to the Licensee why the District Manager has not approved the development plan, and
                  (b) the Licensee will submit a new or revised proposed development plan, as required by the District Manager.

         4.12     A development plan is deemed to be part of this Licence.


                                       9.
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         4.13     Subject to paragraphs 4.01, 4.06, 4.14, and 4.15, a
                  development plan expires [one/two] year[s] after the date on which it takes effect.

         4.14 If the District Manager does not give the notice referred to in subparagraph 4.11(a) to the Licensee within 45 days of the date on which the proposed development plan was submitted, then the term of the development plan then in effect is deemed to be extended to a date three (3) months after the date on which the notice referred to in subparagraph 4.11(a) is given to the Licensee.

         4.15 At the request of the Licensee, the District Manager may extend the term of the development plan for a period not greater than one (1) year.

         4.16 Before extending the term of a development plan under paragraph 4.15, the District Manager may require the Licensee to amend the development plan to the extent required to ensure compliance with the management plan in effect at the time the Licensee requests an extension to the term of the development plan.

5.00     INPUT FROM RESOURCE AGENCIES AND THE PUBLIC

         5.01 Before submitting a proposed management plan under paragraph 3.02, 3.03, or 3.07, or a proposed development plan under paragraph 4.02, 4.03, or 4.06, the Licensee will
                  (a) at least three (3) months before the proposed management plan or proposed development plan is submitted to the Licensor or District Manager, refer the proposed management plan or proposed development plan to those resource agencies specified in a notice referred to in paragraph 5.04,
                  (b) make the proposed management plan or proposed development plan available for public viewing
                           (i)      subject to paragraph 5.03, for at least
                                    5 days with the last day being at least
                                    30 days before the proposed management plan or proposed development plan is submitted to the Licensor or District Manager,
                           (ii) at locations within communities and at times which
                                    (A)      are convenient to the public, and
                                    (B)      have been approved by the Licensor
                                             or District Manager, as the case
                                             may be, and
                  (c) in accordance with paragraph 5.02, advertise where and when the proposed management plan or proposed development plan will be available for public viewing.

         5.02 Subject to paragraph 5.03, the Licensee will advertise for the purposes of subparagraph 5.01(c), at least twice within a period of two (2) consecutive weeks in at least one newspaper circulating in the Timber Supply Area,


                                       10.
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                  with the last advertisement appearing at least two (2) weeks prior to the first date on which the proposed management plan or proposed development plan will be available for public viewing.

         5.03 The Licensor or the District Manager, in a notice given to the Licensee not less than four (4) weeks prior to the first date on which the Licensee must advertise under paragraph 5.02, may specify
                  (a) a number of days greater or less than the five (5) days referred to in subparagraph 5.01(b), and
                  (b) a period greater or less than the two (2) weeks referred to in paragraph 5.02.

         5.04 The Licensor or District Manager may from time to time, in a notice given to the Licensee, specify resource agencies for the purposes of paragraph 5.01.

6.00     ANNUAL REPORT

         6.01 The District Manager, in a notice given to the Licensee on or before April 1, may require the Licensee to submit an annual report containing such information as the District Manager requires regarding
                  (a) the Licensee's performance, over the previous calendar year, in relation to its obligations under this Licence, and
                  (b) the processing or other use or disposition of the timber harvested under this Licence, where the information is not or will not be included in any other reports which the Licensee must submit under this Licence or the Forest Act.

         6.02 Upon receipt of a notice referred to in paragraph 6.01, the Licensee, on or before the date specified in the notice, will submit an annual report to the District Manager containing the required information.

         6.03 Subject to paragraph 6.04, the District Manager may include the information contained in an annual report submitted under paragraph 6.02 in any reports prepared by the Ministry of Forests for public review.

         6.04 Subject to the Freedom Of Information And Privacy Act, the District Manager will not disclose information provided in confidence by the Licensee in an annual report submitted under paragraph 6.02.

         6.05 The Licensee may make a copy of an annual report submitted under paragraph 6.02 available for public review, and may display a copy at any public viewing under Part 5.


                                       11.

7.00     CUTTING PERMITS

         7.01 All cutting permits in effect under the forest licence that is replaced by this Licence continue in effect under this Licence for the duration of their respective terms.

         7.02 Subject to paragraph 7.04, the Licensee may submit cutting permit applications for cut blocks referred to in clause 4.07(c)(iii), which are categorized as such in the development plan.

         7.03 Subject to paragraphs 7.05, 7.06, and 7.07, upon receipt of a cutting permit application referred to in paragraph 7.02, the District Manager will issue a cutting permit to the Licensee if the District Manager is satisfied that the cutting permit application meets the requirements of paragraph 7.04.

         7.04 A cutting permit application referred to in paragraph 7.02 must be signed and sealed by a professional forester and signed by the Licensee or the Licensee's authorized signatory and must
                  (a) contain such information as is required by the District Manager,
                  (b) subject to paragraph 7.09, be accompanied by a proposed logging plan, and
                  (c) be consistent with the management plan and development plan, and the pre-harvest silviculture prescription approved for the area on which the timber to be harvested is located.

         7.05 The District Manager will not issue a cutting permit under paragraph 7.03, unless:
                  (a) subject to paragraph 7.09, the District Manager has approved the logging plan accompanying the cutting permit application,
                  (b) the District Manager has approved a pre-harvest silviculture prescription for the area on which timber to be harvested is located, and
                  (c) there is a management plan and development plan in effect.

         7.06     The District Manager may consult
                  (a)      resource agencies,
                  (b) aboriginal people who may be carrying out sustenance activities in the planning area,
                  (c) trappers, guide outfitters, range tenure holders, and other licensed resource users who may be operating in the planning area, and
                  (d) other licensees who may be operating in the planning area,

                  prior to issuing a cutting permit.

         7.07 The District Manager may delay issuing a cutting permit if he or she is satisfied that


                                       12.

                  (a) the Licensee will be able to harvest the allowable annual cut under existing cutting permits and road permits, and
                  (b)      the delay will not compromise the development plan.

         7.08     Where the District Manager
                  (a)      is not satisfied that a cutting permit application
                           meets the requirement of paragraph 7.04,
                  (b)      is prohibited under paragraph 7.05, from issuing a
                           cutting permit,
                  (c) is carrying out consultations under paragraph 7.06, or
                  (d) is delaying issuing the cutting permit under paragraph 7.07, the District Manager will notify the Licensee within 60 days of the date on which the cutting permit application was submitted.

         7.09 The District Manager may exempt the Licensee from the requirement under paragraph 7.04(b), in which case the District Manager is exempted from the prohibition under subparagraph 7.05(a); however, where a cutting permit is issued prior to the approval of the logging plan, the Licensee will not commence operations under the cutting permit until a logging plan has been approved.

         7.10 If the District Manager requests the Licensee to remove windthrown, dead, damaged or diseased timber within the Timber Supply Area, and the Licensee agrees to do so, the District Manager may
                  (a)      amend an existing cutting permit, or
                  (b)      issue a cutting permit,
                  to authorize the Licensee to harvest the timber.

         7.11     A cutting permit must
                  (a) subject to this Licence and the Forest Act, and in accordance with the provisions of the cutting permit, authorize Crown timber to be harvested from proximate cut blocks located within an area of Crown land in the Timber Supply Area,
                  (b) be consistent with this Licence, the Forest Act, the pre-harvest silviculture prescription approved for the area on which the timber is to be harvested, and, subject to paragraphs 7.10 and 7.15, the management plan and development plan in effect on the date the cutting permit is issued,
                  (c) subject to paragraph 7.14, be for a term not exceeding three (3) years,
                  (d) prescribe the locations of roads to be built or deactivated on the area covered by the cutting permit, and the specifications and standards to be followed in building or deactivating these roads,
                  (e) prescribe utilization standards and forestry practices to be followed in timber harvesting operations carried on under the cutting permit,
                  (f) provide for the payment of stumpage on timber harvested under the cutting permit,


                                       13.

                  (g) set out procedures for assessing the volumes of timber wasted or damaged by the Licensee, and provide for a charge based on applicable stumpage rates to be paid by the Licensee,
                  (h) specify a timber mark to be used in conjunction with the timber harvesting operations carried on under the cutting permit,
                  (i) specify whether the cutting permit is scale based or cruise based, and
                  (j) subject to subparagraph (b), include such other provisions as the District Manager considers necessary or appropriate.

         7.12 Subject to paragraphs 7.13, 7.14 and 7.15, the District Manager may amend a cutting permit only with the consent of the Licensee.

         7.13 A cutting permit that does not comply with the requirements of paragraph 7.11 is not void; however,
                  (a)      on the request of the Licensee, or
                  (b)      on 4 weeks' notice to the Licensee,

                  the District Manager may amend the cutting permit to the extent required to ensure compliance with the requirements of paragraph 7.11.

         7.14 The District Manager may, in a notice given to the Licensee, extend the term of a cutting permit.

         7.15 Where under paragraph 7.14 the District Manager extends the term of a cutting permit, the District Manager may, in a notice given to the Licensee, amend the cutting permit to the extent required to ensure compliance with the management plan and development plan in effect on the date the term of the cutting permit is extended.

         7.16 Unless exempted in writing by the District Manager or a person authorized by the District Manager, the Licensee will define on the ground the boundaries of the areas authorized for harvesting under a cutting permit.

         7.17     Timber cut under this Licence or a road permit must be
                  (a)      marked according to the Forest Act, and
                  (b) unless the timber is cut under a cruise based cutting permit, scaled according to the Forest Act and any procedures set or approved by the Ministry of Forests.

         7.18     A cutting permit is deemed to be part of this Licence.

         7.19 An approved logging plan referred to in paragraph 7.05 or 7.09 is deemed to be part of this Licence and the applicable cutting permit.


                                       14.

         7.20 The Licensee will not harvest any timber under a cutting permit, unless a pre-harvest silviculture prescription has been approved for the area on which the timber is located.

         7.21 A cutting permit or approved logging plan that is inconsistent with the pre-harvest silviculture prescription approved for the area covered by the cutting permit is not void, but to the extent of the inconsistency the pre- harvest silviculture prescription will prevail.

8.00     CUT CONTROL

         8.01 The allowable annual cut must be harvested in accordance with the cut control provisions of the Forest Act.

         8.02 The five-year cut control period for this Licence commences January 1, 1992.

9.00     FINANCIAL AND DEPOSITS

         9.01 Where any money is payable by the Licensee under the Forest Act in respect of this Licence or a road permit, the money payable under the Forest Act is also deemed to be money payable under this Licence.

         9.02 In addition to any money payable by the Licensee under paragraph 9.01, the Licensee will pay to the Crown, immediately upon receipt of a notice issued on behalf of the Crown,
                  (a) stumpage at rates determined, redetermined and varied under the Forest Act in respect of timber harvested under a cutting permit or a road permit,
                  (b) a bonus bid in the amount of $Nil/m3 in respect of timber harvested under a cutting permit, and
                  (c) any charges in respect of an assessment referred to in subparagraph 7.11(g).

         9.03 During the term of this Licence, the Licensee will maintain on deposit with the Crown an amount prescribed under the Forest Act, in cash or in negotiable securities acceptable to the Minister, as security for the Licensee's performance of its obligations
                  (a) under this Licence or a road permit, or road permit, and
                  (b) under the Forest Act in respect of this Licence or a road permit, and where the Licensor gives the Licensee a notice that an amount has been taken under this Part from the deposit the Licensee, within four (4) weeks of the date on which the notice is given, will pay to the Crown, in cash or negotiable securities acceptable to the Minister, an amount sufficient to replenish the deposit.


                                       15.

         9.04     If the Licensee fails
                  (a) to pay money that the Licensee is required to pay to the Crown under this Licence or a road permit, or under the Forest Act in respect of this Licence or a road permit, or
                  (b) to otherwise perform its obligations under this Licence or a road permit, or under the Forest Act in respect of this Licence or a road permit, then the Licensor or District Manager may, after at least four
                  (4) weeks notice to the Licensee, take from the deposit
                  (c) an amount equal to the money which the Licensee failed to pay,
                  (d) an amount sufficient to cover all costs reasonably incurred by the Licensor or District Manager in remedying the Licensee's failure to perform its obligations, or
                  (e) an amount equal to the Licensor's or District Manager's estimate of the costs which the Licensor or District Manager could reasonably expect to incur in remedying the Licensee's failure to perform its obligations, and for that purpose a security included in the deposit may be sold.

         9.05     A notice referred to in paragraph 9.04, must specify:
                  (a) the obligation which the Licensee has failed to perform, and
                  (b) amount of money the Licensor or District Manager intends to take from the deposit.

         9.06     Subject to paragraphs 9.08, 9.09, and 9.10, where
                  (a)      the Licensor or District Manager, under
                           paragraph 9.04, takes from the deposit an amount equal to the Licensor's or District Manager's estimate of the costs which the Licensor or District Manager could reasonably expect to incur in remedying the Licensee's failure to perform its obligations, and
                  (b) the costs reasonably incurred by the Licensor or District Manager in remedying the Licensee's failure to perform its obligations are less than the amount taken from the deposit, the Licensor or District Manager, as the case may be, will as soon as practicable return to the Licensee an amount equal to the difference between the amount taken from the deposit and the costs incurred by the Licensor or District Manager.

         9.07     Where
                  (a)      the Licensor or District Manager, under
                           paragraph 9.04, takes from the deposit an amount equal to the Licensor's or District Manager's estimate of the costs which the Licensor or District Manager could reasonably expect to incur in remedying the Licensee's failure to perform its obligations, and


                                       16.

                  (b) the costs reasonably incurred by the Licensor or District Manager in remedying the Licensee's failure to perform its obligations are greater than the amount taken from the deposit, the Licensor or District Manager may take from the deposit an additional amount equal to the difference between the costs incurred by the Licensor or District Manager and the amount originally taken from the deposit, and for that purpose a security included in the deposit may be sold.

         9.08 Where the Licensor or District Manager, under paragraph 9.04, takes from the deposit an amount equal to the Licensor or District Manager's estimate of the costs which the Licensor or District Manager could reasonably expect to incur in remedying the Licensee's failure to perform its obligations, the Licensor or District Manager, as the case may be, is under no obligation to remedy the Licensee's failure.

         9.09     Where
                  (a) the Licensor or District Manager, under paragraph 9.04, takes from the deposit an amount equal to the Licensor's or District Manager's estimate of the costs which the Licensor or District Manager could reasonably expect to incur in remedying the Licensee's failure to perform its obligations,
                  (b) Licensor or District Manager does not remedy the Licensee's failure to perform its obligations, and
                  (c) the Licensor or District Manager, as the case may be, gives a notice to the Licensee indicating that the Crown will not be remedying the Licensee's failure to perform its obligations, then, subject to paragraph 9.10, the Licensor or the District Manager, as the case may be, may retain the amount taken from the deposit under paragraph 9.04.

         9.10 If, after receiving a notice referred to in paragraph 9.09, the Licensee
                  (a)      remedies the failure to perform its obligations, and
                  (b) gives a notice to that effect to the Licensor or District Manager, as the case may be, within three
                           (3) months of the date on which the notice referred to in paragraph 9.09 , is given to the Licensee, or within such longer period as the Licensor may approve, then the Licensor or District Manager, as the case may be, will return to the Licensee an amount equal to the difference between the amount taken from the deposit and any costs reasonably incurred by the Licensor or District Manager in respect of the Licensee's failure to perform its obligations.

         9.11     If the Licensor or the District Manager considers that
                  (a) any operation that is to be carried out under this Licence or a road permit is likely to cause damage to persons or property, and


                                       17.

                  (b) the deposit is insufficient to indemnify the Crown for any liability which the Crown might incur as a consequence of the operation, then Licensor or District Manager may require the Licensee to maintain with the Crown a special deposit, in cash or in negotiable securities acceptable to the Minister, in the amount determined by the Licensor or the District Manager.

         9.12     If the Licensee fails to
                  (a) remedy any damage resulting from an operation referred to in paragraph 9.11, or
                  (b) compensate any person who suffers a loss as a result of an operation referred to in paragraph 9.11, the Licensor or the District Manager may, after at least four
                  (4) weeks' notice to the Licensee, take an amount from the special deposit sufficient to indemnify the Crown for any liability which is or may be incurred by the Crown as a consequence of a failure referred to in subparagraph (a) or
                  (b).

         9.13     A notice referred to in paragraph 9.12 must specify:
                  (a)      the nature of the Licensee's failure, and
                  (b) the amount of money the Licensor or District Manager intends to take from the special deposit.

         9.14 Subject to the Forest Act, the Licensor will refund to the Licensee
                  (a)      the deposit, less deductions made under paragraphs
                           9.04 and 9.07, when
                           (i) this Licence terminates or expires and is not replaced under section 13 of the Forest Act, and
                           (ii) the Licensor is satisfied that the Licensee has fulfilled its obligations under this Licence, and

                  (b) a special deposit, less deductions made under paragraph 9.12, when the Licensor or District Manager, acting reasonably, is satisfied that the Crown is no longer at risk of being held liable as a consequence of an operation referred to in paragraph 9.11.

10.00    ROADS

         10.01 Subject to the provisions of a cutting permit or road permit, the Licensee will ensure that the specifications, standards and locations of all roads the Licensee builds on Crown land under a cutting permit or road permit are consistent with the management plan and development plan in effect at the time the road is built.

         10.02 Upon the expiry of a road permit, all improvements, including roads and bridges, constructed by the Licensee under the authority of the road permit will vest in the Crown, without right of compensation to the Licensee, unless otherwise specified in the road permit.


                                       18.

         10.03 The Licensee will not remove any improvements referred to in paragraph 10.2, unless authorized to do so by the Licensor.

         10.04 The Road Maintenance Plan included in the Development Plan must
                  (a) identify those roads shown on the maps referred to in subparagraph 4.07(e) which the Licensee will maintain for harvesting, silviculture and forest protection purposes, and
                  (b) specify the maintenance operations which the Licensee will carry out to
                           (i) protect the structural integrity of the roads referred to in subparagraph (a) and the cleared area of the road right-of-way adjoining these roads,
                           (ii) keep drainage systems, including culverts and ditches, functional,
                           (iii)    minimize surface erosion, and
                           (iv) ensure these roads are safe for forest harvesting or other industrial purposes.

         10.05 The Road Deactivation Plan included in the Development Plan must
                  (a) identify those roads shown on the maps referred to in subparagraph 4.07(e), which the Licensee will deactivate each year over the next three (3) years, specifying in each case whether the deactivation will be temporary, semi-permanent or permanent,
                  (b)      specify the operations required to
                           (i)      stabilize the roads referred to in
                                    subparagraph (a) and the cleared area of the road right-of-way adjoining these roads, and
                           (ii) restore or maintain the natural drainage at each road location,
                  (c) identify those roads shown on the maps referred to in subparagraph 4.07(e) which have been deactivated by the Licensee to a temporary or semi-permanent level in the past year, and any other roads that have been permanently deactivated by the Licensee in the past year, and
                  (d) specify the type of vehicle which can access the roads referred to in subparagraph (a) or (c).

11.00    FIRE PROTECTION

         11.01 Before April 1 of each year during the term of this Licence, the Licensee will submit for the District Manager's approval a fire protection pre-organization plan consistent with this Licence, and will include a duty roster in the fire protection pre-organization plan.

         11.02 An approved fire protection pre-organization plan is deemed to be part of this Licence.


                                       19.

         11.03 The Licensee's obligations under an approved fire protection pre-organization plan are in addition to and do not replace its commitments in the management plan or development plan or its obligations under section 121 of the Forest Act.

12.00    FORESTRY

         12.01 The Licensee will, at its own expense and in accordance with the Forest Act and pre-harvest silviculture prescriptions approved by the District Manager, carry out basic silviculture on the land from which timber is harvested under this Licence, and the Licensee may enter onto Crown land for this purpose.

         12.02 If, under this Licence or the Forest Act, the Licensee is to develop or maintain a recreation site or trail on Crown land in the Timber Supply Area, the Licensee may enter onto Crown land for this purpose.

         12.03 If the Licensee posts a sign concerning silviculture or the development and maintenance of recreation sites or trails, the sign must acknowledge any contribution made by the Crown in respect of the silviculture or the development or maintenance of recreation sites or trails.

         12.04 The Licensee will annually review pest management strategies with the District Manager and, if required by the District Manager, the Licensee will submit a pest treatment plan for the District Manager's approval.

         12.05 The Licensee's obligations under an approved pest treatment plan are in addition to and do not replace its commitments in the management plan or development plan respecting pest management.

13.00    CONTRACTORS

         13.01 The Licensor, in a notice given to the Licensee, may require that a portion of the volume of timber harvested under this Licence during any calendar year be harvested by persons under contract with the Licensee, and, where a notice is given under this paragraph, it is deemed to be part of this Licence.

         13.02 A notice given under the forest licence replaced by this Licence, requiring a portion of the volume of timber harvested under that forest licence be harvested by persons under contract with the Licensee, is deemed to be a notice given under paragraph 13.01 and a part of this Licence.

         13.03 The Licensee will comply with a notice referred to in paragraph 13.01 or 13.02 unless the Minister relieves the Licensee in whole or in part from the requirements of this paragraph.


                                       20.

         13.04    Compliance with a notice referred to in paragraph 13.01 or
                  13.02 will be calculated in accordance with the method prescribed under the Forest Act.

         13.05 If in a calendar year the volume of timber harvested by persons under contract with the Licensee is less than a volume required in a notice referred to in paragraph 13.01 or 13.02, the Licensee will on demand pay to the Crown, an amount of money equal to
                  (a) the volume required in the notice minus the volume harvested during the calendar year by persons under contract, multiplied by
                  (b) the weighted average of the stumpage rates, including bonus bids if applicable, charged in invoices issued to the Licensee during the calendar year for timber harvested under this Licence, unless the Minister relieves the Licensee in whole or in part from the requirements of this paragraph.

14.00    TIMBER PROCESSING

         14.01 The Licensee will process all timber harvested under this Licence or a road permit, or equivalent volumes, through a timber processing facility
                  (a) owned or operated by the Licensee or an affiliate of the Licensee within the meaning of the Company Act, and
                  (b) equipped to carry out debarking and chipping, unless the Minister exempts the Licensee in whole or in part from the requirements of this paragraph.

         14.02    Where the Licensee
                  (a) intends to close a timber processing facility or reduce its production, or
                  (b) has reason to believe that an affiliate of the Licensee within the meaning of the Company Act intends to close a timber processing facility or reduce its production, for a period of longer than 90 days the Licensee will give the Minister at least three (3) months' notice prior to the closure or reduction.

         14.03    Where
                  (a)      the Licensee, or
                  (b) an affiliate of the Licensee within the meaning of the Company Act, closes a timber processing facility or reduces its production for a period longer than 90 days, the Licensee will on request of the Minister provide information regarding the volume of Crown timber processed through the timber processing facility during the 24-month period immediately preceding the closure or reduction in production level.

         14.04 The Licensee will continue to operate, and where applicable construct or expand, a timber processing facility in accordance with


                                       21.

                  (a) the proposal made in the application on which the award of the forest licence replaced by this Licence or any predecessor to that forest licence was based, or
                  (b) any modifications to that proposal which have been approved by an appropriate official of the Ministry of Forests.

15.00    LIABILITY AND INDEMNITY

         15.01 The Licensee will indemnify the Crown against and save it harmless from all claims, demands, suits, actions, causes of action, costs, expenses and losses faced, incurred or suffered by the Crown as a result, directly or indirectly, of any act or omission of
                  (a)      the Licensee,
                  (b)      an employee of the Licensee,
                  (c) a contractor of the Licensee who engages in any activity or carries out any operation, including but not restricted to harvesting operations, under or associated with this Licence or a road permit, or
                  (d) any other person who on behalf of or with the consent of the Licensee engages in any activity or carries out any operation, including but not restricted to harvesting operations, under or associated with this Licence or a road permit.

         15.02 For greater certainty, the Licensee has no obligation to indemnify the Crown under paragraph 15.01 in respect of any act or omission of
                  (a) an employee or agent of the Crown, in the course of carrying out his or her duties as employee or agent of the Crown, or
                  (b) a person, other than the Licensee, to whom the Crown has granted the right to use or occupy Crown land, in the course of exercising those rights.

         15.03 Money taken under Part 9 from a deposit or special deposit, money paid by the Licensee under paragraph 13.05 or 15.01, and reductions in the allowable annual cut made under the Forest Act are in addition to and not in substitution for any other remedies available to the Crown in respect of a default of the Licensee.

16.00    TERMINATION AND SURRENDER

         16.01 If this Licence is terminated, expires and is not replaced under Section 13 of the Forest Act, or if this Licence is cancelled,

                  (a) cutting permits will terminate when the expiration, termination or cancellation occurs, and

                  (b)      title to all

                           (i) improvements, including roads and bridges, constructed by the Licensee under the authority of this Licence, and


                                       22.

                           (ii) logs and special forest products which were harvested under the authority of this Licence and are still located on Crown land,

                           will vest in the Crown, without right of compensation to the Licensee.

         16.02 The Licensee will not remove any improvements, logs or special forest products referred to in subparagraph 16.01(b), unless authorized to do so by the Licensor.

         16.03 Subject to paragraph 16.04, if the Licensee commits an act of bankruptcy, makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency, the Licensor may cancel this Licence in a notice given to the Licensee.

         16.04    The Licensor will not cancel this Licence under paragraph
                  16.03 unless and until the Licensor gives a written notice to every holder of a registered security interest that charges this Licence, allowing a period of not less than 60 days prior to cancellation during which the holder of the registered security interest may exercise the rights and pursue the remedies available in respect of the registered security interest.

17.00    NOTICE

         17.01    A notice given under this Licence must be in writing.

         17.02    Where a notice is to be given under this Licence, it may be
                  (a)      delivered by hand, or
                  (b) sent by prepaid registered mail addressed to the address
                           (i) specified on the first page of this Licence, or
                           (ii) to such other address as is specified in a notice given in accordance with this Part.

         17.03 Where a notice is given under this Licence, it is deemed to have been given
                  (a)      if it is given in accordance with subparagraph
                           17.02(a), on the date it is delivered,
                  (b)      if it is given in accordance with subparagraph
                           17.02(b), subject to paragraph 17.04, on the eighth day after its deposit in a Canada Post Office at any place in Canada.

         17.04 Where, between the time a notice is mailed in accordance with subparagraph 17.02(b) and the time it is actually received by a party, there occurs a postal strike, lockout or slowdown that might reasonably affect delivery of the notice, the notice is not deemed to be given until the party actually receives it.


                                       23.

18.00    MISCELLANEOUS

         18.01 This Licence is subject to the Forest Act, and is governed by the laws of British Columbia.

         18.02 This Licence will enure to the benefit of, and be binding on, the parties and their respective heirs, executors, successors and permitted assigns.

         18.03 Where under this Licence the Licensor or the District Manager has a discretion to impose a condition or require information, the Licensor or District Manager will exercise this discretion in a reasonable manner, having regard to the purposes and functions of the Ministry of Forests set out in Section 4 of the Ministry Of Forests Act.

19.00    INTERPRETATION

         19.01    In this Licence, unless the context otherwise requires:
                  (a)      "aboriginal people" includes registered and
                           non-registered Indians, Inuits and Metis,
                  (b)      "allowable annual cut" means, subject to paragraph
                           2.01, the amount of timber the Licensee is
                           authorized to harvest annually, as specified in paragraph 1.01,
                  (c) "close" or "closure" means cessation of production of the principal forest products normally produced by a timber processing facility,
                  (d) "cutting permit" means a cutting permit referred to in paragraph 7.01, or issued under paragraph 7.03 or 7.10,
                  (e)      "deposit" means the deposit which the Licensee is
                           required to maintain under paragraph 9.03,
                  (f)      "development plan" means a development plan referred
                           to in paragraph 4.01, or approved under paragraph
                           4.08,
                  (g) "District Manager" means a district manager appointed under the Ministry Of Forests Act, for a forest district in which all or part of the Timber Supply Area is situated,
                  (h)      "Forest Act" means:
                           (i) the Forest Act, R.S.B.C. 1979, c. 140, as amended, or the successor to this Act, if it is repealed, and
                           (ii) the regulations enacted under this Act or its successor.
                  (i) "harvest" includes entry on land for the purpose of cutting and removing timber, cutting the timber and removing the timber from the land,
                  (j) "land and resource management plan" means a plan, approved by an appropriate official of the government of British Columbia, which provides direction for land use, and establishes resource management objectives and strategies, for all or part of the Timber Supply Area,


                                       24.

                  (k) "licensees" means holders of agreements entered into under the Forest Act,
                  (l) "local resource use plan" means any plan approved by the District Manager which provides guidelines for resource use and development in all or part of the planning area,
                  (m) "logging plan" means one or more detailed maps setting out how the Licensee proposes to conduct harvesting and related operations on one or more cut blocks covered or to be covered by a cutting permit,
                  (n) "management plan" means a management plan referred to in paragraph 3.01, or approved under paragraph 3.09,
                  (o) "Minister" means the minister responsible for administering the Forest Act,
                  (p)      "person" includes a corporation and a partnership,
                  (q) "planning area" means that part of the Timber Supply Area for which the Licensee is recognized as a major user of the timber resource,
                  (r) "resource agency" means any governmental agency, ministry or department having jurisdiction over a resource which, in the Licensor's or District Manager's opinion, may be affected by any activity or operation, including but not restricted to harvesting activities or operations, engaged in or carried out under or associated with this Licence or a road permit,
                  (s) "Road Deactivation Plan" means a road deactivation plan referred to in paragraph 10.05,
                  (t) "Road Maintenance Plan" means a road maintenance plan referred to in paragraph 10.04,
                  (u) "road permit" means a road permit entered into under the Forest Act which provides access to timber harvested, or to be harvested, under this Licence,
                  (v) "special deposit" means a special deposit which the Licensee is required to maintain under paragraph 9.11,
                  (w) "sustenance activities" means activities associated with traditional aboriginal life, such as hunting, gathering and collecting activities, and includes cultural, spiritual and religious activities,
                  (x) "Timber Supply Area" means the timber supply area described in paragraph 1.01.

         19.02 Unless otherwise provided in paragraph 19.01, if a word or phrase used in this Licence is defined in the Forest Act, the definition in the Forest Act applies to this Licence, and where the word or phrase in the Forest Act is replaced by a new word or phrase, this Licence is deemed to have been amended accordingly.


                                       25.

         19.03 Where a provision of the Forest Act referred to in this Licence is renumbered, the reference in this Licence must be construed as a reference to the provision as renumbered.

         19.04    In this Licence, unless the context otherwise requires,
                  (a) the singular includes the plural and the plural includes the singular, and
                  (b) the masculine, the feminine and the neuter are interchangeable.

         19.05 This Licence is divided into parts, paragraphs, subparagraphs, clauses and subclauses, illustrated as follows:
                  1.00     part,
                           1.01     paragraph,
                                    (a)     subparagraph,
                                            (i)      clause,
                                                     (A)      subclause;
                  and a reference to a subparagraph, clause or subclause must be construed as a reference to a subparagraph, clause or subclause of the paragraph, subparagraph or clause, as the case may be, in which the reference occurs.



                                       26.

                  IN WITNESS WHEREOF this Licence has been executed by the Licensor and the Licensee.

SIGNED on  _________________, 19___
by the Regional Manager on           )
behalf of Her Majesty the Queen      )
in Right of the Province of British  )
Columbia in the presence of:         )
                                     )
___________________________________  )      ____________________________________
                                     )      ROSS R. TOZER
___________________________________  )      NELSON FOREST REGION




THE COMMON SEAL OF the               )
Licensee was affixed on              )
_______________, 19__ in the         )
presence of:                         )
                                     )      c/s
                                     )
___________________________________  )
                                     )
___________________________________  )


         (or)


SIGNED on _____________, 19__        )
by the Licensee, in the              )
presence of:                         )
                                     )
                                     )
___________________________________  )      ____________________________________
                                     )      POPE & TALBOT LTD.
___________________________________  )




                                      27.